Exhibit 10.1

SECOND AMENDMENT
TO THE CREDIT AGREEMENT

THIS SECOND AMENDMENT AGREEMENT (this “Agreement”) to the Credit Agreement (as defined below) is dated as of April 11, 2014 and is entered into by and among Fortegra Financial Corporation, a corporation incorporated under the laws of the State of Delaware (“Fortegra”), Lots Intermediate Co., a corporation incorporated under the laws of the State of Delaware (together with Fortegra, the “Borrowers”), the Subsidiaries (as defined in the Credit Agreement) party hereto, each of the Lenders (as defined in the Credit Agreement) and Wells Fargo Bank, National Association, as administrative agent (the “Administrative Agent”). Capitalized terms used but not defined herein have the meanings set forth in the Credit Agreement dated as of August 2, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among the Borrowers, the Lenders from time to time party thereto and the Administrative Agent.
RECITALS
WHEREAS, upon the terms and subject to the conditions set forth herein, all of the Lenders have consented to certain amendments to the Credit Agreement requested by the Borrowers (such amendments, the “Amendments”);
WHEREAS, on the Effective Date (as defined below), the Lenders have agreed to increase the Aggregate Revolving Commitment Amount to $100,000,000 (the “Revolving Commitment Increase”) and to increase pro rata each of their respective Revolving Commitments to effect the foregoing, which such Revolving Commitment Increase shall not constitute usage of an Incremental Facility under Section 2.22 of the Credit Agreement; and
WHEREAS, on the Effective Date, each of the Loan Parties wishes to affirm and confirm its guarantee, pledge, grant and other agreements under the Security Documents (the “Security Documents Reaffirmation”);
NOW, THEREFORE, the parties hereto agree as follows:

SECTION I.	AMENDMENT
Effective as of the Effective Date (as defined below):
A.    Section 1.1
1)    The sentence “On the Closing Date, the Aggregate Revolving Commitment Amount equals $75,000,000.” in the definition of “Aggregate Revolving Commitment Amount” shall be replaced by the sentence “As of April 11, 2014, the Aggregate Revolving Commitment Amount equals $100,000,000.”
2)    The figure “$5,000,000” in the definition of “Consolidated Total Debt” shall be replaced by the figure “$10,000,000”; and

3)    The date “August 2, 2017” in the definition of “Revolving Credit Maturity Date” shall be replaced by the date “August 2, 2019”;
B.    Schedule I. Schedule I to the Credit Agreement shall be replaced in its entirety by Exhibit A hereto; and
C.    Schedule II. Schedule II to the Credit Agreement shall be replaced in its entirety by Exhibit B hereto.

SECTION II.	SECURITY DOCUMENTS REAFFIRMATION
A.Each Loan Party hereby acknowledges that it expects to realize substantial direct and indirect benefits as a result of the Transactions, and hereby consents to the Amendments, the Revolving Commitment Increase and the Security Documents Reaffirmation (collectively, the “Transactions”) and any extension of credit to the Borrowers in connection therewith.
B.Each Loan Party, to the extent it is a party to any Security Document, hereby (i) affirms and confirms its guarantee, pledge, grant and other agreements under each such Security Document (including, without limitation, its grants or pledges of security interests under the Security Documents) and (ii) agrees that, notwithstanding the effectiveness of this Agreement, the occurrence of the Amendments or the other Transactions or the funding of extensions of credit in connection with the Revolving Commitment Increase, each Security Document and all guarantees, pledges, grants and other agreements thereunder shall continue to be in full force and effect in respect of, and to secure, the Obligations.

SECTION III.	CONDITION TO EFFECTIVENESS
The Transactions shall become effective (the “Effective Date”) only upon receipt by the Administrative Agent of each of the following:

A.
a counterpart signature page of this Agreement duly executed by the Borrowers, the Administrative Agent, each of the Lenders and each Subsidiary party to the Security Agreement, the Guaranty Agreement and/or the Pledge Agreement;

B.	a certificate of the Secretary or Assistant Secretary of each Loan Party substantially in the form of Exhibit 4.1(b)(vi) to the Credit Agreement (with changes appropriate to reflect the Transactions);

C.
a certificate, in form and substance reasonably satisfactory to the Administrative Agent, signed by a Responsible Officer of each of the Borrowers, certifying that, at the time of and immediately after giving effect to the Transactions, (i) no Default or Event of Default shall exist, (ii) all representations and warranties of each Loan Party set forth in this Agreement and each other Loan Document are true and correct in all material respects (except (x) where such representations and warranties are qualified by materiality, in which such case such representations and warranties shall be true and correct without qualification and (y) to the extent such representation or warranty expressly relates to an earlier date (in which event such representation and warranty shall be true and correct in all material respects as of such earlier date)), and (iii) since December 31, 2013, there shall have been no change which has had or could reasonably be expected to have a Material Adverse Effect; it being agreed, for the avoidance of doubt, that only receipt by the Administrative Agent of, and not the accuracy of the certifications within, such certificate shall be a condition to the effectiveness of the Transactions;

D.
a favorable written opinion addressed to the Administrative Agent and each other Lender of Sidley Austin LLP, as special counsel to the Loan Parties, regarding the Transactions, as the Administrative Agent or the Lenders shall reasonably request;

E.
a certificate of the chief financial officer of Fortegra, similar in form and substance to the certificate delivered on the Closing Date, stating that after giving effect to the Transactions, each Loan Party and each Material Subsidiary thereof is Solvent; and

F.
in immediately available funds for the account of each Lender, a fee equal to the sum of (i)  0.15% of such Lender’s Revolving Commitment immediately prior to the Effective Date and (ii) 0.25% of the amount of the increase in such Lender’s Revolving Commitment on the Effective Date.

SECTION IV.	COVENANTS
In order to induce the Administrative Agent and the Lenders to enter into this Agreement, the Borrowers hereby agree that:

A.    if requested by any Revolving Lender, such Revolving Lender may return any Revolving Credit Note held by it to the Borrowers for cancellation (or provide a lost or destroyed note affidavit and indemnity reasonably satisfactory to the Borrower), whereupon the Borrowers shall promptly deliver a new duly executed Revolving Credit Note payable to such requesting Revolving Lender and reflecting such Lender’s new Revolving Commitment; and
B.    they shall promptly (and in any event within 15 calendar days) reimburse the Administrative Agent upon demand for all out-of-pocket expenses (including counsel’s fees) incurred by the Administrative Agent in connection with the Transactions.

SECTION V.	REPRESENTATIONS AND WARRANTIES
In order to induce the Administrative Agent and Lenders to enter into this Agreement, the Borrowers hereby represent and warrant that:
A. this Agreement has been duly authorized, executed and delivered by each Loan Party party hereto, and constitutes a legal, valid and binding obligation of each such Loan Party in accordance with its terms. The Credit Agreement (as amended hereby) and each other Loan Document constitutes a legal, valid and binding obligation of each Loan Party party thereto in accordance with its terms;
B. immediately prior to and after giving effect to the Transactions, no Default or Event of Default shall exist and be continuing;
C. at the time of and immediately after giving effect to the Transactions, all representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects on and as of the date of this Agreement before and after giving effect thereto (except (i) for those representations and warranties that are qualified by materiality, in which such case such representations and warranties shall be true and correct without qualification and (ii) to the extent that any such representation or warranty expressly relates to an earlier date (in which event such representation and warranty shall be true and correct in all material respects as of such earlier date)); and
D. since December 31, 2013, there shall have been no change which has had or could reasonably be expected to have a Material Adverse Effect.

SECTION VI.	MISCELLANEOUS
A.    Reference to and Effect on the Credit Agreement and the Other Loan Documents.
(i)    This Agreement shall constitute a Loan Document for purposes of the Credit Agreement and the other Loan Documents. On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other Loan Document shall be deemed to be a reference to the Credit Agreement as amended hereby;
(ii)    Neither this Agreement nor the Transactions shall release, limit or impair in any way the priority of any security interests and liens held by the Administrative Agent for the benefit of the Secured Creditors against any assets of the Borrowers or any other Loan Party, arising under the Security Documents or any other Loan Document; and
(iii)    Except as specifically modified by the Transactions, the Credit Agreement and the other Loan Documents shall remain unchanged and shall remain in full force and effect and are hereby ratified and confirmed.
B.    Headings. Section and subsection headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.
C.    Applicable Law. This Agreement shall be construed in accordance with and be governed by the law (without giving effect to the conflict of law principles thereof) of the State of New York.
D.    Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement in electronic (i.e. “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

E.    Successors and Assigns. This Agreement shall be binding upon the Borrowers, the undersigned Subsidiaries, the Lenders and the Administrative Agent and their respective successors and assigns.
[Remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized respective officers as of the date first written above.

BORROWER:	FORTEGRA FINANCIAL CORPORATION

By: /s/ Christopher D. Romaine
Name:     Christopher D. Romaine
Title:     Senior Vice President,
    General Counsel and Secretary

[Signature Page – Fortegra Amendment]

BORROWER:	LOTS INTERMEDIATE CO.

By: /s/ Christopher D. Romaine
Name:     Christopher D. Romaine
Title:     Senior Vice President,
    General Counsel and Secretary

[Signature Page – Fortegra Amendment]

SUBSIDIARIES:
AUTO KNIGHT MOTOR CLUB INC.
CONTINENTIAL CAR CLUB, INC.
LOTSOLUTIONS, INC.
PACIFIC BENEFITS GROUP
NORTHWEST, L.L.C
SOUTH BAY ACCEPTANCE CORPORATION
SOUTH BAY FINANCIAL SERVICES, LLC
UNITED MOTOR CLUB OF AMERICA, INC.

By: /s/ Christopher D. Romaine
Name:     Christopher D. Romaine
Title:     Secretary

[Signature Page – Fortegra Amendment]

ADMINISTRATIVE AGENT:	WELLS FARGO BANK,
NATIONAL ASSOCIATION

By: /s/ Charles N. Kauffman
Name:    Charles N. Kauffman
Title:    Senior Vice President

[Signature Page – Fortegra Amendment]

LENDER:	SYNOVUS BANK,

By: /s/ Steve Adams
Name:    Steve Adams
Title:    Vice President

[Signature Page – Fortegra Amendment]

LENDER:	BRANCH BANKING AND TRUST COMPANY,

By: /s/ Steve Whitcomb
Name:    Steve Whitcomb
Title:    Senior Vice President

[Signature Page – Fortegra Amendment]

LENDER:	HANCOCK BANK, a trade name of Whitney Bank, a Mississippi charter banking corporation

By: /s/ Raj Adhikari
Name:    Raj Adhikari
Title:    Senior Vice President

[Signature Page – Fortegra Amendment]

Exhibit A

SCHEDULE I

APPLICABLE MARGIN AND APPLICABLE PERCENTAGE

Pricing Level	Total Leverage Ratio	Applicable Margin for Eurodollar Loans	Applicable Margin for Base Rate Loans	Applicable Percentage for Revolving Commitment Fee
I	Greater than or equal to 3.00:1.00	2.65% per annum	1.65% per annum	0.40% per annum
II	Less than 3.00:1.00 but greater than or equal to 2.50:1.00	2.40% per annum	1.40% per annum	0.35% per annum
III	Less than 2.50:1.00 but greater than or equal to 2.00:1.00	2.15% per annum	1.15% per annum	0.30% per annum
IV	Less than 2.00:1.00 but greater than or equal to 1.50:1.00	1.90% per annum	0.90% per annum	0.25% per annum
V	Less than 1.50:1.00	1.65% per annum	0.65% per annum	0.20% per annum

Exhibit B

SCHEDULE II

COMMITMENT AMOUNTS

Lender	Revolving Commitment	Term Loan Commitment [1]
Wells Fargo Bank, National Association	$36,000,000	$18,000,000
Synovus Bank	$28,000,000	$14,000,000
Branch Banking and Trust Company	$20,000,000	$10,000,000
Hancock Bank	$16,000,000	$8,000,000
TOTAL	$100,000,000	$50,000,000

_________________________
1 The Term Loans were incurred and subsequently repaid in full.